Financial instruments by categories (Details 5) $ in Thousands, $ in Thousands, $ in Thousands	Dec. 31, 2022 COP ($)	Dec. 31, 2022 MXN ($)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 COP ($)	Dec. 31, 2021 MXN ($)	Dec. 31, 2021 USD ($)
Disclosure of detailed information about financial instruments [abstract]
Increase in exchange rate in 10%	$ 1,755	$ 1,901	$ (48,473)	$ 2,407	$ (1,350)	$ (8,398)
Decrease in exchange rate in 10%	$ 1,436	$ 1,556	$ (39,660)	$ 1,675	$ (1,105)	$ (6,871)